SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant                     [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement      [ ] Confidential, for use of the
                                              Commission Only (as permitted by
                                              Rule 14a6(e)(2))
[ ]      Definitive Proxy Statement
[X]      Definitive Additional Materials
[ ]      Soliciting Material pursuant to Rule 14a-12

                          HOMESTEAD BANCORP, INC.
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                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)     Title of each class of securities to which transaction applies:
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       (2)     Aggregate number of securities to which transaction applies:
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       (3)     Per unit price or other underlying value of transaction
               computed pursuant to Exchange Act Rule 0-11(c):
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       (4)     Proposed maximum aggregate value of transaction:

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       (5)     Total fee paid:
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[ ]    Fee paid previously with preliminary materials.

[ ]    Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)     Amount previously paid:
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       (2)     Form, Schedule or Registration Statement No.:
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       (3)     Filing Party:
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       (4)     Date Filed:
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                         [Homestead Bancorp letterhead]




                                                                March 19, 2003


To:  Participants in the Company's Employee Stock Ownership Plan


     As described in the attached materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Homestead Bancorp, Inc. (the "Company"). We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of the Company allocated to your account pursuant to the Company's Employee Stock Ownership Plan ("ESOP") will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Stockholders and a voting instruction ballot, which will permit you to vote the shares in your account. After you have reviewed the Proxy Statement, we urge you to vote your restricted shares held pursuant to the ESOP by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the ESOP. The Plan Administrators will certify the totals to the ESOP Trustees for the purpose of having those shares voted by the Trustees.

     We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the ESOP are not received, the shares allocated to your account will generally not be voted, subject to the fiduciary duties of the Trustees. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that the enclosed material relates only to those shares which have been allocated to you under the ESOP. You should receive other voting material for those shares owned by you individually and not under the ESOP.

                                        Sincerely,

                                        /s/ Lawrence C. Caldwell, Jr.

                                        Lawrence C. Caldwell, Jr.
                                        President and Chief Executive Officer

                       ESOP VOTING INSTRUCTION BALLOT
                          HOMESTEAD BANCORP, INC.


    The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan ("ESOP") of Homestead Bancorp, Inc. (the "Company") to vote, as designated below, all the shares of common stock of the Company allocated to my account pursuant to the ESOP as of February 28, 2003 at the Annual Meeting of Shareholders to be held at the Company's office located at 195 North Sixth Street, Ponchatoula, Louisiana 70454, on Wednesday, April 16, 2003, at 10:00 a.m., Central Time, or at any adjournment thereof.

1.  ELECTION OF DIRECTORS FOR THREE-YEAR TERM


    [ ]  FOR all nominees    [ ] WITHHOLD AUTHORITY       [ ] FOR all nominees
         listed below            to vote for all nominees     except as set
                                 listed below                 forth below


Nominees for three-year term expiring in 2006: Lawrence C. Caldwell, Jr., Dennis E. James and Allen B. Pierson, Jr.

(Instruction: To withhold authority to vote for less than all of the nominees, write the name of the nominee(s) in the space provided below.)

_______________________

2. PROPOSAL to ratify the appointment of Hannis T. Bourgeois, L.L.P. as the Company's independent auditors for the year ending December 31, 2003.

    [ ] FOR             [ ] AGAINST         [ ] ABSTAIN

3. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

    The Board of Directors recommends that you vote FOR the Board's nominees for director and FOR Proposal 2. Such votes are hereby solicited by the Company's Board of Directors.

                                            Dated:_______________, 2003



                                            ___________________________
                                            Signature

If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Directors' nominees for director and for Proposal 2. If you do not return this card, your shares will generally not be voted, subject to the fiduciary duties of the Trustees.


                         [Homestead Bancorp letterhead]




                                                                March 19, 2003


To: Persons Granted Restricted Stock Under the Company's Recognition and Retention Plan

     As described in the attached materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Homestead Bancorp, Inc. (the "Company"). We hope you will take advantage of the opportunity to direct the manner in which shares of restricted common stock of the Company granted to you pursuant to the 1999 Recognition and Retention Plan and Trust ("Recognition Plan") will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Stockholders and a voting instruction ballot, which will permit you to vote the restricted shares granted to you. After you have reviewed the Proxy Statement, we urge you to vote your restricted shares held pursuant to the Recognition Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the Recognition Plan. The Plan Administrators will certify the totals to the Trustees of the Recognition Plan for the purpose of having those shares voted by the Trustees.

     We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the shares held in the Recognition Plan are not received, the shares will be voted by the Trustees. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that the enclosed material relates only to those shares which have been granted to you under the Recognition Plan. You should receive other voting material for those shares owned by you individually and not under the Recognition Plan.

                                   Sincerely,

                                   /s/ Lawrence C. Caldwell, Jr.

                                   Lawrence C. Caldwell, Jr.
                                   President and Chief Executive Officer

                   RECOGNITION PLAN VOTING INSTRUCTION BALLOT
                          HOMESTEAD BANCORP, INC.

     The undersigned hereby instructs the Trustees of the Recognition and Retention Plan and Trust ("Recognition Plan") of Homestead Bancorp, Inc. (the "Company") to vote, as designated below, all the shares of common stock of the Company granted pursuant to the Recognition Plan to the undersigned as of February 28, 2003 at the Annual Meeting of Shareholders to be held at the Company's office located at 195 North Sixth Street, Ponchatoula, Louisiana 70454, on Wednesday, April 16, 2003, at 10:00 a.m., Central Time, or at any adjournment thereof.

1.  ELECTION OF DIRECTORS FOR THREE-YEAR TERM

    [ ] FOR all nominees     [ ] WITHHOLD AUTHORITY       [ ] FOR all nominees
        listed below             to vote for all nominees     except as set
                                 listed below                 forth below


Nominees for three-year term expiring in 2006: Lawrence C. Caldwell, Jr., Dennis E. James and Allen B. Pierson, Jr.

(Instruction: To withhold authority to vote for less than all of the nominees, write the name of the nominee(s) in the space provided below.)

_______________________

2. PROPOSAL to ratify the appointment of Hannis T. Bourgeois, L.L.P. as the Company's independent auditors for the year ending December 31, 2003.

    [ ] FOR             [ ] AGAINST         [ ] ABSTAIN

3. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

    The Board of Directors recommends that you vote FOR the Board's nominees for director and FOR Proposal 2. Such votes are hereby solicited by the Company's Board of Directors.

                                            Dated: _______________, 2003



                                            ____________________________
                                            Signature

If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Directors' nominees for director and for Proposal 2. If you do not return this card, your shares will be voted by the Trustees for the Board nominees for director and for Proposal 2.